UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2019
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1‑13087	04‑2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0‑50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $.01 per share	BXP	New York Stock Exchange
Boston Properties, Inc.	Depository Shares Each Representing 1/100th of a share of 5.25% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	BXP PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Boston Properties, Inc.:

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Boston Properties Limited Partnership:

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2019 annual meeting of stockholders (the “2019 Annual Meeting”) on May 21, 2019. At the 2019 Annual Meeting, the stockholders of the Company were asked to (1) elect Kelly A. Ayotte, Bruce W. Duncan, Karen E. Dykstra, Carol B. Einiger, Diane J. Hoskins, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Owen D. Thomas, David A. Twardock and William H. Walton, III to the Company’s Board of Directors, (2) cast a non-binding, advisory vote on named executive officer compensation, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, (3) approve the Boston Properties, Inc. Non-Employee Director Compensation Plan (the “Plan”) and (4) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
At the 2019 Annual Meeting, the stockholders elected all eleven director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers, approved the Plan and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
The following is a statement of the number of votes cast for and against each director nominee and each other matter voted upon, as applicable. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	131,308,470	7,822,789	33,404	3,471,934
Bruce W. Duncan	128,368,926	10,756,692	39,044	3,471,934
Karen E. Dykstra	138,801,892	328,453	34,317	3,471,934
Carol B. Einiger	127,524,425	11,606,879	33,358	3,471,934
Diane J. Hoskins	138,978,134	153,096	33,432	3,471,934
Joel I. Klein	136,138,727	2,990,948	34,988	3,471,934
Douglas T. Linde	137,372,915	1,757,955	33,792	3,471,934
Matthew J. Lustig	138,738,723	390,701	35,238	3,471,934
Owen D. Thomas	138,635,857	494,820	33,985	3,471,934
David A. Twardock	133,482,896	5,646,791	34,975	3,471,934
William H. Walton, III	139,022,967	107,635	34,061	3,471,934
Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
93,047,296	45,953,165	164,202	3,471,934

Proposal 3 - Approval of the Plan

For	Against	Abstain	Broker Non-Votes
138,677,200	446,027	41,435	3,471,934
Proposal 4 - Ratification of Appointment of PWC

For	Against	Abstain	Broker Non-Votes
139,750,850	2,850,526	35,221	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Boston Properties, Inc. Non-Employee Director Compensation Plan (Incorporated by reference to Appendix B to Boston Properties, Inc.'s Proxy Statement on Schedule 14A filed on April 5, 2019.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 22, 2019